UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2019

DELCATH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1633 Broadway, Suite 22C, New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 489-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DCTH	OTC QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Delcath Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on September 17, 2019. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal 1. A proposal to approve and adopt an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our shares of common stock, $0.01 par value per share (the “Common Stock”), issued and outstanding or reserved for issuance, at a specific ratio within a range from 1-for-50 to 1-for-1,200, inclusive, prior to the first anniversary of stockholder approval of this proposal, and to grant authorization to the Board of Directors to determine, in its sole discretion, whether to effect the reverse stock split, as well as its specific timing and ratio. Proposal 1 was approved by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,460,554	6,953,954	195,342	-0-

Proposal 2. A proposal to elect two Class I directors to serve on the Company’s Board of Directors until the 2022 annual meeting of stockholders, one Class II director to serve on the Company’s Board of Directors until the 2020 annual meeting of stockholders and two Class III directors to serve on the Company’s Board of Directors until the 2021 annual meeting of stockholders and, in each case, until his or her successor is duly elected and qualified. Each nominee for director was elected by a vote of the stockholders as follows:

Name	Votes For	Withheld Authority	Broker Non-Votes
Class I Directors:
William D. Rueckert	62,542,070	3,104,408	9,963,372
Marco Taglietti, M.D.	62,623,088	3,023,390	9,963,372
Class II Director:
John Sylvester	62,646,188	3,000,290	9,963,372
Class III Directors:
Roger G. Stoll, Ph.D.	62,581,328	3,065,150	9,963,372
Jennifer K. Simpson, Ph.D.	62,610,876	3,035,602	9,963,372

Proposal 3. A proposal to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on August 19, 2019. Proposal 3 was approved by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,364,919	927,740	2,353,819	9,963,372

Proposal 4. A proposal to ratify the appointment by our Audit Committee of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Proposal 4 was approved by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,346,569	1,231,418	4,031,863	-0-

Item 8.01 Other Events

On September 17, 2019, the Company’s Board of Directors adopted resolutions to effect as soon as reasonably practicable the reverse split of the issued and outstanding shares of the Common Stock at a ratio of 1-for-100.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: September 19, 2019	By:	/s/ Barbra Keck
	Name:	Barbra Keck
	Title:	Chief Financial Officer